EXHIBIT 99.1


         CERTIFICATION OF PERIODIC FINANCIAL REPORTS

     The undersigned hereby certify that the Quarterly Report on Form 10-QSB of Sierra International Group, Inc. for the quarterly period ended September 30, 2002 as filed November 19, 2002 with the Securities and Exchange Commission, to the best of our knowledge fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Sierra International Group, Inc.



Date: November 19, 2002         /s/  Hans D. Dietmann
                               ----------------------------
                               Hans D. Dietmann
                               President
                               (Principal Executive Officer)


Date: November 19, 2002        /s/  Hank Blankenstein
                               ----------------------------
                               Hank Blankenstein
                               Chief Financial Officer
                               (Principal Financial and
                               Accounting Officer)